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采 购 合 同

供方：北京和帅旺工业原料有限公司

需方:河北省保定市东方造纸有限公司

经双方协商同意,供方北京和帅旺工业原料有限公司公司常年供应河北省保定市东方造纸有限公司应用原材料，具体品种为木浆。

合同条款如下：

一、　合同有效期限

自2004年2月1日至2007年12月31日，供方保证在该合同期限内常年供应需方以上材料，满足需方生产需要，不得延误。

二、　付款方式和期限

供方和需方协商确定每月的付款时间，但必须保证供方资金的正常周转，付款方式以银行转帐支票或现金为主。

三、　质量

供方保证按照需方的质量要求提供货物，出现质量问题供方按损失价值承担相应的赔偿责任。

四、　违约责任

本合同履行期间，如供方未能及时供货造成需方停产，给需方造成损失，供方应对因停产造成的损失赔偿，需方违约也应承担相应的经济责任，违约责任按《合同法》执行。

五、　本合同一式贰份，双方各持一份，经双方盖章后生效。

六、　未尽事宜，双方协商解决。

供方：北京和帅旺工业原料有限公司　　需方：河北省保定市东方造纸有限公司

2003年12月20日　　2003年12月30日